Exhibit 99.1

RESTRUCTURING PLAN AND SUPPORTING INFORMATION

Safe Harbor Certain statements contained in this exhibit regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in R.H. Donnelley's publicly available reports filed with the SEC, which contain a discussion of various factors that may affect R.H. Donnelley's business or financial results. Such risks and other factors, which in some instances are beyond R.H. Donnelley's control, include: our ability to generate sufficient cash to service our significant debt levels; our ability to comply with or obtain modifications or waivers of the financial covenants contained in our debt agreements, and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time, particularly in light of the continuing instability in the global credit markets; increasing LIBOR rates; changes in directory advertising spend and consumer usage; regulatory and judicial rulings; competition and other economic conditions; changes in the Company's and the Company's subsidiaries credit ratings; changes in accounting standards; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful integration and realization of the expected benefits of acquisitions; the continued enforceability of the commercial agreements with Qwest, Embarq and AT&T; our reliance on third-party vendors for various services; and other events beyond our control that may result in unexpected adverse operating results. R.H. Donnelley is not responsible for updating the information contained in this exhibit.

SUMMARY OF TERMS OF RESTRUCTURING PLAN

Restructuring Summary: Key Terms Total debt reduction of approximately $6.4 billion, including approximately $700 million of secured indebtedness Approximately $6.0 billion of unsecured bond indebtedness would be exchanged for 100% of the equity in the restructured company and $300 million of unsecured notes issued by R.H. Donnelley Corp. Total annual cash interest expense reduction of approximately $500 million Post-restructuring secured and consolidated debt of approximately $3.1 billion and $3.4 billion, respectively Represents 3.0x and 3.3x net secured and net consolidated leverage, respectively Post-restructuring cash balance of approximately $125 million Having secured support for its pre-arranged restructuring plan from more than two-thirds in amount and greater than 50% in number of the lenders to each of the DME, DMW and RHDI credit facilities, and majority support in aggregate amount from its bondholders, the Company filed a pre-arranged Chapter 11 plan on May 28, 2009 with the following consequences:

Summary of Secured Debt Restructuring Secured lenders to receive 100% principal recovery including $200 million of debt paydown pre-filing Scheduled amortization and interest to be paid on secured debt during bankruptcy Secured lenders to receive approximately $475 million of incremental debt paydown upon emergence (assuming the estimated $50 million swap liability is capitalized) RHDI Revolver (termed out) and Term Loan D-1/D-2 to be amended with new pricing of LIBOR + 600-625bps (subject to grid); 300bps LIBOR floor; and maturity of October 2014 Pricing on DME and DMW secured debt to be LIBOR + 250bps with no LIBOR floor and LIBOR + 450bps with 300bps LIBOR floor, respectively (both subject to grid) The DME and DMW Revolver (termed out) and Term Loan A maturities to be extended one year to October 2014 (same as the Term Loan B) DME, DMW and RHDI secured debt to include cash sweeps of 65%, 65% and 60% (subject to step-downs), respectively Enhanced collateral and guarantee package for DME, DMW and RHDI term loans

CERTAIN INFORMATION SHARED WITH LENDERS AND BONDHOLDERS

1) in Illinois and Northwest Indiana R.H. Donnelley Overview The Company is a leading provider of local marketing services for small and medium sized businesses Official yellow pages publisher for Embarq, Qwest and AT&T(1) Leading share across markets (>50%) Own and operate , a leading local search site Leading share across markets (~20%) Own and operate , the largest B-to-B search engine and pay per click ad network ~1,500 marketing consultants Serve over 500,000 small and medium sized businesses ~200,000 online advertisers, >35% of total Market leader in 28 states Over $2.5 Bn in revenue and $1 Bn in unlevered free cash flow

Geographic Footprint '08 Revenue by Market Size Tier % of Total >$44mm 0.27 $20mm to $44mm 0.22 $5mm to $20mm 0.3 $1mm to $5mm 0.16 <$1mm 0.05 $ millions Market Footprint '08 Revenue by Market Top 10 Market View 2008 % of Total Phoenix 0.065 Denver 0.052 Las Vegas 0.04 Salt Lake City 0.027 Portland 0.028 Chicago 0.025 Albuquerque 0.022 Minneapolis 0.022 Seattle 0.022 Dupage 0.018 All Other 0.676 $ millions; local all products - national print only 3% each 2% each The Company has operations in 28 states and is widely diversified with respect to geography

'00 '01 '02 '03 '04 '05 '06 '07 '08 RHD Economic Index 0.019 0.005 -0.055 0.06 0.08 0.068 0.044 -0.011 -0.139 RHD Economic Index Market Specific Cyclical Trends Housing Performance year-over-year change in RHD Economic Index(1) Performance of RHD's Markets 1) GDP forecasts from Economy.com. The RHD economic index is a compilation of economic indicators in RHD's territory that collectively are correlated to historical ad sales performance -- Gross State Product, Home Price Index, Total Population Migration, New Vehicle Registrations and Unemployment Rates Source: Economy.com and internal calculations Source: macroeconomics.com Case-Shiller Housing Index RHD's markets have been hit particularly hard by the housing downturn and other economic factors

Impact of Secular and Cyclical Trends RHD Ad Sales performance year-over-year change '00 '01 '02 '03 '04 '05 '06 '07 '08 '09E RHD Ad Sales 0.041 0.029068259 0.002987744 0.000780964 0.002870978 0.012488236 -0.013 0.004675915 -0.082704988 -0.217 RHD Ad Sales Our recent and projected sales results reflect secular and cyclical impacts on our business

RHD Performance Compared To Economic Conditions In Its Markets 1) The RHD economic index is a compilation of economic indicators in RHD's territory that collectively are correlated to historical ad sales performance -- Gross State Product, Home Price Index, Total Population Migration, New Vehicle Registrations and Unemployment Rates '04 '05 '06 '07 '08 '09E '10E '11E '12E '13E RHD Ad Sales 0.002870978 0.012488236 -0.013 0.004675915 -0.082704988 -0.217 -0.12 0 0.040386902 0.030319431 RHD Economic Index 0.080447682 0.068383136 0.043501029 -0.010771411 -0.138790595 -0.129104076 0.02505371 0.136417481 0.10690663 0.045310086 Management Case Forecast RHD Ad Sales performance vs. RHD Economic Index(1) year-over-year change Source: Economy.com and internal calculations Growth expected to coincide with economic recovery and as investments in usage, distribution and ultimately value take hold

Core Strategic Objectives Provide unparalleled & differentiated exposure to the active buying market through growth of our owned and operated properties Ensure the breadth of our products positions us as the single source provider for our advertisers through strategic partner/vendor relationships Solidify our position as the trusted advisor to our advertisers by differentiating ourselves through the quality of our service Return to sustainable revenue growth by providing a fair return on advertising spend while maximizing return to stakeholders through continued alignment of price and value Core Strategic Objectives LOCAL #1 provider of local marketing services for small and medium sized businesses

Critical Financial Objectives Grow Advertising Sales and Cash Flow Focus our investment on Consumer usage Advertiser products Optimize inventory sources - owned/operated and third party Aggressively attack inefficiency and overhead

Consolidated Financial Forecast ($ in millions) Consolidated Financial Forecast: 2007A - 2013E Note: Financials exclude all non-recurring charges (e.g., severance, restructuring expenses, advisor fees). 1) Pro forma for the acquisition of Business.com as if it had occurred prior to 1/1/07 2) Includes certain adjustments for 2008A, 2009E and 2010E 3) Assumes the Company pays de minimis taxes due to significant tax attributes EBITDA and EBITDA margin contraction through 2011 reflects forecasts for lower revenue as well as increased investment in interactive platforms and purchased traffic. Revenue growth, optimization of gross profit per lead delivered and improved operating efficiency drive the EBITDA recovery.

Risks And Opportunities Risks Opportunities Ad Sales / Revenue: Slow economic recovery may cause ad sales and revenue to be lower than forecast Growth initiatives may have less impact than forecasted Claims and Adjustments: Forecasted to decline to slightly below historical levels Bad Debt: Forecasts for business bankruptcies suggest bad debt could exceed projected levels Print Cost of Sales - Print and Paper: Assumed reduction in commodity prices may not occur Digital Cost of Sales - IYP Operations and IT: Forecasted headcount may not support digital growth projections SG&A: Aggressive headcount reductions may not be achievable Capital Expenditures: Additional digital investment may be necessary in order to compete Ad Sales / Revenue: Economic recovery prior to 2010 may provide some lift relative to the forecast Growth initiatives may have more or larger impact than forecasted Print Cost of Sales - Print and Paper: RHD may receive regulatory approval to remove white pages from printed directories

Projected Entity Revenue & EBITDA ($ in millions) Projected Entity Revenue & EBITDA: 2007A - 2013E Economic recovery and investment in growth initiatives expected to drive revenue growth by end of forecast period Note: Financials exclude all non-recurring charges (e.g., severance, restructuring expenses, advisor fees). 1) Pro forma for the acquisition of Business.com as if it had occurred on 1/1/07

Consolidated Unlevered FCF Forecast ($ in millions) Unlevered Free Cash Flow Forecast: 2007A - 2013E Note: Financials exclude all non-recurring charges (e.g., severance, restructuring expenses, advisor fees). Pro forma for the acquisition of Business.com as if it had occurred on 1/1/07 Cash tax payments exclude the impact of restructuring and Section 382 of the Internal Revenue Code RHD expects to generate substantial unlevered free cash flow in future years, although at levels significantly lower than 2008 due to EBITDA declines through 2011 (2)

Entity Level Unlevered FCF Forecast ($ in millions) Unlevered Free Cash Flow Forecast: 2007A - 2013E Note: Financials exclude all non-recurring charges (e.g., severance, restructuring expenses, advisor fees). 1) Pro forma for the acquisition of Business.com as if it had occurred on 1/1/07